Exhibit 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT TO SUPPLY AND RESELLER AGREEMENT

This First Amendment (“First Amendment”) to the Supply and Reseller Agreement dated August 12, 2013, is made effective as of March 1, 2014 (the “First Amendment Effective Date”) and is by and between Life Technologies Corporation (“LTC”), a Delaware corporation, with a principal business address at 29851 Willow Creek Road, Eugene, Oregon 97402,USA and Oxford Immunotec, Ltd. (“OI”), a company incorporated under the laws of England and Wales, with a principal business address at 94C Innovation Drive, Milton, Park, Abingdon, Oxfordshire, OX14 4RY, United Kingdom.

WHEREAS, the Parties entered into a Supply and Reseller Agreement effective August 12, 2013 (the “AGREEMENT”); and

WHEREAS, the Parties have agreed to change the commercial use product number for one of the LTC PRODUCTS (term defined in the AGREEMENT) and to add US pricing for it;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound agree as follows:

1.0	Amendment
Exhibit B to the Agreement shall be deleted in its entirety and revised to read as attached.

2.0	Amendment
Exhibit C to the AGREEMENT shall be deleted in its entirety and revised to read as attached.

3.0	Miscellaneous

The terms of the AGREEMENT not specifically modified by this First Amendment shall continue in effect, and all references to the AGREEMENT hereafter shall refer to the AGREEMENT as amended by this First Amendment.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

4.0	Execution by the Parties

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed effective as of the First Amendment Effective Date set forth above. This First Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. For purposes hereof, a facsimile signature on this First Amendment will be deemed to be an original.

LIFE TECHNOLOGIES COPORATION	OXFORD IMMUNOTEC LIMITED

By: /s/ Rolando Brawer	By: /s/ Peter Edwardson

Name/Title: Rolando Brawer	Name/Title:Peter Edwardson
Director, Business Development	COO

Date:March 31, 2014	Date: 1st April 2014

Approved as to legal form,

/s/ Allegra J. Helfenstein 27 Mar 2014

Authorized Signatory

Allegra J. Helfenstein

Life Technologies Corporation

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

Exhibit B: LTC PRODUCTS (as amended in accordance with the First Amendment)

LTC PRODUCTS that are available to be supplied under this AGREEMENT, for use as set forth in Article 3 (scope of agreement), are identified in the following table:

LTC PRODUCT (name)	Commercial Use Product No.	UNIT Size
AIM V® Medium	A18398DJ	500 mL
AIM V® Medium	A18398SA	50 mL

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

Exhibit C: Pricing of LTC PRODUCTS1 (as amended in accordance with the First Amendment)

LTC PRODUCT	2014 Purchase Price to OI	Minimum Shipment/Minimum Order (UNITS per shipment/order)[2]	Standard Price Change
AIM V® 500 mL package in Gibco Boxy Bottle	[***]	[***]	[***][3]
AIM V® 50 mL Custom Pkg.	[***]	[***]	[***][3]

1 Subject to the provision of paragraph 4.1 (source of supply) and Article 7 (pricing)

2 As set forth in paragraph 4.3 (required minimums) of this AGREEMENT

3 Effective from 1st January in each YEAR, first commencing 1st January 2014

Minimum Annual Purchase (instead of inclusion in table format above)

Beginning in 2013, OI shall purchase from the respective AUTHORIZED LTC AFFILIATE, a Minimum Annual Purchase of LTC PRODUCTS as set forth in the table at the end of this paragraph.

YEAR	Minimum Annual Purchase
2013	[***]
2014	[***]
2015 and each subsequent YEAR that this AGREEMENT is in effect, including any YEAR during the renewal period	[***]